UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



               Date of Earliest Event Reported: February 20, 2015



                      CHINA INFRASTUCTURE CONSTRUCTION CORP
                          ----------------------------
             (Exact name of registrant as specified in its charter)


Colorado                         333-146758                      n / a
--------                       -------------                  ----------
(State of Incorporation)    Commission File No.         (IRS Employer ID Number)


          9605 West 49th Avenue, Suite 200, Wheat Ridge, Colorado 80033
           ----------------------------------------------------------
                    (Address of principal executive offices)


                                  303-968-3281
                                ----------------
                         (Registrant's Telephone number)


             Shidai Caifu Tiandi, Suite 1906 -1909, 1 Hangfeng Road
                     Fengtai District, Beijing China 100070
                  ---------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4)

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 20, 2015, China Infrastructure Construction Corp. (the "Company") held a Special and an Annual Meeting of Stockholders (the "Meeting") pursuant to a Court Order. The details of the Meeting are discussed further in Item 5.07 below.

At the Meeting, David J. Cutler was appointed the Company's sole director and officer, effective immediately.

Mr. Cutler (age 58) is a Principal of Cutler & Co., LLC, a PCAOB registered auditing company, has been the Chief Financial Officer of US Precious Metals, Inc., a publicly quoted mineral exploration company, since December 2011 and Chief Financial Officer and a Director of Discovery Gold Corporation, a publicly quoted mineral exploration company, since August 2012. Mr Cutler is also the sole officer and a director of the following publicly quoted shell companies:
Southwestern Water Exploration Co. since March 2011 and Sunset Island Group, Inc. since December 2014. Mr. Cutler has a Masters degree from St. Catharine's College, Cambridge, England and qualified as a British Chartered Accountant and Chartered Tax Advisor with Arthur Andersen & Co. in London. He was subsequently admitted as a Fellow of the UK Institute of Chartered Accountants. Since arriving in the United States, Mr. Cutler has qualified as a Certified Public Accountant, a Certified Valuation Analyst of the National Association of Certified Valuation Analysts and obtained an executive MBA from Colorado State University.

Item 5.07 Submission of Matters to a Vote of Security Holders

Effective December 18, 2014, the District Court, Jefferson County, Colorado, in response to a complaint filed by a shareholder of the Company under Case Number 2014CV31348, authorized a shareholders' meeting of the Company to be held on February 20, 2015 for the sole purpose of enabling shareholders of the Company to elect a new Board of Directors.

At the Meeting, held on February 20, 2015, as authorized by the Court, the votes present represented a quorum and were sufficient to pass the sole proposal presented at the Meeting. The breakdown of the voting is as follows.

                                           For           Against     Withheld

Proposal 1: To elect David J Cutler
as a director the Company to hold
office until a representative
successor has been elected.                5,000         0            0


No other proposals were submitted to the meeting for a vote.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 CHINA INFRASTRUCTURE CONSTRUCTION CORP


                                 By: /s/ David J Cutler
                                     --------------------------------------
Date:  March 3, 2015                 David J. Cutler, Chief Executive Officer